SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 12, 2004
                                                         ------------------


                             Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        United States                     0-23817                 23-2900888
----------------------------      ---------------------      ------------------
(State or other jurisdiction      (Commission File No.)       (I.R.S. Employer
      of incorporation)                                      Identification No.)


                          301 Second Avenue
                         Warren, Pennsylvania                         16365
               (Address of principal executive office)              (Zip code)

Registrant's telephone number, including area code:  (814) 726-2140
                                                     --------------



                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

_____ Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
_____ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)
_____ Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
_____ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))



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Item 3.02      Unregistered Sales of Equity Securities
               ---------------------------------------

               On November 15, 2004, Northwest Bancorp, Inc. announced the integration of First Carnegie Deposit into Northwest Savings Bank. In consideration of the transfer of all of the outstanding shares of common stock of First Carnegie Deposit from Northwest Bancorp, MHC, the parent company of Northwest Bancorp, Inc., Northwest Bancorp, Inc. issued 1,090,900 shares of its common stock to Northwest Bancorp, MHC on November 12, 2004. Northwest Bancorp, Inc. paid an approximate value of $24.0 million to Northwest Bancorp, MHC for First Carnegie Deposit. The stock issuance was exempt from registration as a private sale to an accredited investor.


Item 9.01      Financial Statements and Exhibits
               ---------------------------------

               (a)  Not applicable

               (b)  Not applicable

               (c)  Exhibits

                    Exhibit No.           Description
                    -----------           -----------
                      99.1                Press release dated November 15, 2004





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              NORTHWEST BANCORP, INC.


DATE:  November 15, 2004                 By:  /s/ William W. Harvey, Jr.
       -----------------------------          ----------------------------------
                                              William W. Harvey, Jr.
                                              Senior Vice President, Finance and
                                              Chief Financial Officer





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                                  EXHIBIT 99.1

                    PRESS RELEASE OF NORTHWEST BANCORP, INC.